s:\proxy\working\98chiiim

                    SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                    Filed by the Registrant                 / X /
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           Filed by a party other than the Registrant       /   /
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Check the appropriate box:
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/ X /     Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e) (2))

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/   /     Definitive Proxy Statement
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/   /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

       PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

               PUTNAM HIGH YIELD MUNICIPAL TRUST
            PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
           PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
          PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
             PUTNAM MANAGED MUNICIPAL INCOME TRUST
              PUTNAM MUNICIPAL OPPORTUNITIES TRUST
        PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
        (Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/ X /     No fee required
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/   /     Fee computed on table below per Exchange Act Rule 14a
----      6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

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/   /     Fee paid previously with preliminary materials.
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/   /     Check box if any part of the fee is offset as provided
          ----      by Exchange Act Rule 0-11(a)(2) and identify
          the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 4.

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO
Table of contents

A Message from the Chairman                                     1

Notice of Shareholder Meeting                                   2

Trustees' Recommendations                                       4


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.
A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; (2) ratifying the selection of your fund's independent auditors; and (3) approving an amendment to your fund's fundamental investment restriction with respect to making loans.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,


                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam California Investment Grade
Municipal Trust, Putnam High Yield Municipal Trust, Putnam
Investment Grade Municipal Trust, Putnam Investment Grade
Municipal Trust II, Putnam Investment Grade Municipal Trust III,
Putnam Managed Municipal Income Trust, Putnam Municipal
Opportunities Trust and Putnam New York Investment Grade
Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 1, 1998 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 6.

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 34.

3. Approving an amendment to your fund's fundamental investment restriction with respect to making loans. See page 35.

4. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   John H. Mullin, III
Hans H. Estin                       Robert E. Patterson
John A. Hill                        Donald S. Perkins
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

July 20, 1998
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of each fund to be held on October 1, 1998, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees;

2. For ratifying the selection of the independent auditors of your fund as indicated below:

          Price Waterhouse LLP       Putnam California Investment
                                      Grade Municipal Trust
                                     Putnam High Yield Municipal
                                      Trust
                                     Putnam Investment Grade
Municipal Trust
                                     Putnam New York Investment
                                      Grade Municipal Trust

          Coopers & Lybrand L.L.P.   Putnam Investment Grade
Municipal Trust II
                                     Putnam Investment Grade
                                      Municipal Trust III
                                     Putnam Managed Municipal
                                      Income Trust
                                     Putnam Municipal
                                      Opportunities Trust

     and

3. For amending your fund's fundamental investment restriction with respect to making loans.

Who is eligible to vote?

Shareholders of record at the close of business on July 10, 1998 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about July 20, 1998.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares and holders of your fund's common shares will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. Voting by one fund does not affect any other fund.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at sixteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of the fund are entitled to elect two Trustees. The remaining Trustees for your fund will be elected by the holders of its preferred shares and common shares voting together as a single class. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares of your fund, while the other fourteen Trustees have been nominated to be elected by the holders of the preferred shares and common shares of your fund voting together as a single class.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 54, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.

Hans H. Estin
[Insert Picture]

Mr. Estin, age 69, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

Mr. Hill, age 56, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, TransMontaingne Oil Company, a refined oil product pipeline and distribution company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 54, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan
State University Business School.

Paul L. Joskow*
[Insert Picture]

Dr. Joskow, 51, is Professor of Economics and Management and Head of the Department of Economics at the Massachusetts Institute of Technology where he has been on the faculty since 1972. From 1979 to 1980 he was a Visiting Professor at the Kennedy School of Government at Harvard University and from 1985 to 1986 he was a Fellow at the Center for Advanced Study in the Behavioral Sciences at Stanford University. He has published three books and numerous articles on topics dealing with industrial organization, government regulation of industry, and competition policy.

Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993. From 1990 to 1994 he served as Chairman of the Research Advisory Board of the Committee for Economic Development. Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world. He has been a consultant to National Economic Research Associates, Inc. since 1972 on these and related issues.

Dr. Joskow is a graduate of Cornell University and Yale
University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 60, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of Bell Atlantic, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 55, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief
Executive Officer and a Director of Putnam Investments, Inc. and
Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Overseers of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston and the Vineyard Open Land Foundation. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

John H. Mullin, III
[Insert Picture]

Mr. Mullin, 57, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of industrial ceramics and packaging products; Alex. Brown Realty, Inc., a real estate investment company and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 53, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center, a Trustee of Sea Education Association and a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 71, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc., real estate investment trusts, Lucent Technologies Inc., Nanophase Technologies Inc., a producer of nano crystaline materials, Ryerson Tull, Inc., America's largest steel service corporation, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates.
He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

William F. Pounds
[Insert Picture]

Dr. Pounds, age 70, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc., General Mills, Inc., PerSeptive Biosystems, Inc., and an Overseer of WGBH Educational Foundation. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 71, is the Chairman and President of your fund and each of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., a mining and natural resources company and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; the New England Aquarium; an Overseer of the Museum of Science in Boston, Northeastern University and College of the Atlantic; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

George Putnam, III*
[Insert Picture]

Mr. Putnam, age 46, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 64, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, the U.S. Chamber of Commerce, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. Thomas Stephens
[Insert Picture]

Mr. Stephens, age 55, is the President and Chief Executive Officer of MacMillan Bloedel Ltd. Mr. Stephens retired in 1996 as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation, an insulation and roofing systems company. He also served as Executive Vice President and Chief Financial Officer of Manville and in total had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optics manufacturer and New Century Energies, a public utility company. Mr. Stephens is a Member of the Colorado Forum and Trustee of the Denver Art Museum and The University of Arkansas Advisory Council. He is currently a Visiting Professor at the Graduate School of Business at the University of Colorado. Mr. Stephens is a graduate of the University of Arkansas.

W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 65, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

----------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his consulting relationship with National Economic Research Associates, Inc. which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Messrs. Joskow, Mullin and Stephens all the nominees were elected by the shareholders in October 1997. Messrs. Joskow and Mullin were elected by the Trustees in November 1997 and Mr. Stephens was elected by the Trustees in September 1997. The 16 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 16 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 101 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over $     million.  The
table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.

Share Ownership by Trustees

                         Year first
                         elected as          Number of shares
                         Trustee of          of all Putnam
                         the Putnam          funds owned as
Trustees                      funds          of 5/29/98(1)
--------------------------------------------------------------------------------
----------       Jameson A. Baxter                1994
Hans H. Estin                 1972
John A. Hill                  1985
Ronald J. Jackson             1996
Paul L. Joskow                1997                  (2)
Elizabeth T. Kennan           1992
Lawrence J. Lasser            1992
John H. Mullin, III           1997                  (2)
Robert E. Patterson           1984
Donald S. Perkins             1982
William F. Pounds             1971
George Putnam                 1957
George Putnam, III            1984
A.J.C. Smith                  1986
W. Thomas Stephens            1997
W. Nicholas Thorndike         1992
--------------------------------------------------------------------------------
----------
(1)  These holdings do not include shares of Putnam money market funds.
(2)  Elected as a Trustee in November 1997.


Share Ownership by Trustees

                              Number of shares owned as of May 29, 1998 of:

                         Putnam California        Putnam High
Putnam Investment
                         Investment Grade         Yield Municipal          Grade
Municipal
Trustees                 Municipal Trust          Trust                    Trust
--------------------------------------------------------------------------------
----------
Jameson A. Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
Donald S. Perkins
William F. Pounds
George Putnam
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike
--------------------------------------------------------------------------------
----------

As of May 29, 1998, the Trustees and officers of Putnam California Investment
Grade Municipal Trust, Putnam High Yield Municipal Trust and Putnam Investment
Grade Municipal Trust owned a total of       ,       and      common shares,
respectively, of each fund comprising less than 1% of the outstanding common shares of such fund on that date.  None of the Trustees own any preferred shares of the funds.

Share Ownership by Trustees

                              Number of shares owned as of May 29, 1998 of:

                         Putnam Investment        Putnam Investment
Putnam Managed
                         Grade Municipal          Grade Municipal
Municipal Income
Trustees                 Trust II                 Trust III                Trust
--------------------------------------------------------------------------------
----------       Jameson A. Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
Donald S. Perkins
William F. Pounds
George Putnam
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike
--------------------------------------------------------------------------------
----------

As of May 29, 1998, the Trustees and officers of Putnam Investment Grade
Municipal Trust II, Putnam Investment Grade Municipal Trust III and Putnam
Managed Municipal Income Trust owned a total of       ,       and      common
shares, respectively, of each fund comprising less than 1% of the outstanding common shares of such fund on that date.  None of the Trustees own any preferred shares of the funds.

Share Ownership by Trustees

                              Number of shares owned as of May 29, 1998 of:

                         Putnam Municipal         Putnam New York
                         Opportunities            Investment Grade
Trustees                 Trust                    Municipal Trust
--------------------------------------------------------------------------------
----------       Jameson A. Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
Donald S. Perkins
William F. Pounds
George Putnam
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike
--------------------------------------------------------------------------------
----------

As of May 29, 1998, the Trustees and officers of Putnam Municipal Opportunities
Trust and Putnam New York Investment Grade Municipal Trust owned a total of
and       common shares, respectively, of each fund comprising less than 1% of the outstanding common shares of such fund on that date.  None of the Trustees own any preferred shares of the funds.


What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     C    by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     C    by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     C    by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

     C    by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     C    by monitoring potential conflicts between the funds and Putnam
       Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     C    by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Committee of Independent Trustees, which conducts an annual review of all contractual arrangements with Putnam Management and its affiliates; the Contract Committee, which reviews such matters on an interim basis during the course of the year; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; the Nominating Committee, which is responsible for selecting nominees for election as Trustees and the Closed-end Fund Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1997, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Committee of Independent Trustees and the Contract Committee typically meet on several additional occasions during the year to carry out their responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1997:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)

Jameson A. Baxter           $513               $111            $87,500         $176,000 (4)
Hans H. Estin                482                250             87,500          175,000
John A. Hill                 476                 93             87,500          175,000 (4)
Ronald J. Jackson            505                 51             87,500          176,000 (4)
Paul L. Joskow (5)           235                  3             87,500           25,500
Elizabeth T. Kennan          503                131             87,500          174,000
Lawrence J. Lasser           471                 99             87,500          172,000
John H. Mullin, III (5)      235                  5             87,500           25,500
Robert E. Patterson          479                 75             87,500          176,000
Donald S. Perkins            482                271             87,500          176,000
William F. Pounds (6)        495                281             98,000          201,000
George Putnam                477                287             87,500          175,000
George Putnam, III           478                 50             87,500          174,000
A.J.C. Smith                 473                168             87,500          170,000
W. Thomas Stephens          240                   5             87,500           53,000 (4)
W. Nicholas Thorndike        482                189             87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM HIGH YIELD MUNICIPAL TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $628              $133              $87,500         $176,000 (4)
Hans H. Estin                591               306               87,500          175,000
John A. Hill                 585               115               87,500          175,000 (4)
Ronald J. Jackson            619                60               87,500          176,000 (4)
Paul L. Joskow (5)           237                 3               87,500           25,500
Elizabeth T. Kennan          619               160               87,500          174,000
Lawrence J. Lasser           585               120               87,500          172,000
John H. Mullin, III (5)      237                 5               87,500           25,500
Robert E. Patterson          588                92               87,500          176,000
Donald S. Perkins            591               331               87,500          176,000
William F. Pounds (6)        631               344               98,000          201,000
George Putnam                585               348               87,500          175,000
George Putnam, III           591                61               87,500          174,000
A.J.C. Smith                 588               206               87,500          170,000
W. Thomas Stephens           243                 4               87,500           53,000 (4)
W. Nicholas Thorndike        591               231               87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $704             $143               $87,500         $176,000 (4)
Hans H. Estin                700              370                87,500          175,000
John A. Hill                 700              139                87,500          175,000 (4)
Ronald J. Jackson            704               56                87,500          176,000 (4)
Paul L. Joskow (5)            97               --                87,500           25,500
Elizabeth T. Kennan          696              200                87,500          174,000
Lawrence J. Lasser           689              150                87,500          172,000
John H. Mullin, III (5)       97               --                87,500           25,500
Robert E. Patterson          704              111                87,500          176,000
Donald S. Perkins            704              401                87,500          176,000
William F. Pounds (6)        766              410                98,000          201,000
George Putnam                700              423                87,500          175,000
George Putnam, III           700               73                87,500          174,000
A.J.C. Smith                 680              249                87,500          170,000
W. Thomas Stephens            97               --                87,500           53,000 (4)
W. Nicholas Thorndike        704              287                87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $617               $134             $87,500         $176,000 (4)
Hans H. Estin                580                302              87,500          175,000
John A. Hill                 574                113              87,500          175,000 (4)
Ronald J. Jackson            608                 63              87,500          176,000 (4)
Paul L. Joskow (5)           282                  4              87,500           25,500
Elizabeth T. Kennan          606                160              87,500          174,000
Lawrence J. Lasser           568                119              87,500          172,000
John H. Mullin, III (5)      282                  6              87,500           25,500
Robert E. Patterson          577                 91              87,500          176,000
Donald S. Perkins            580                328              87,500          176,000
William F. Pounds (6)        621                340              98,000          201,000
George Putnam                575                346              87,500          175,000
George Putnam, III           576                 60              87,500          174,000
A.J.C. Smith                 571                205              87,500          170,000
W. Thomas Stephens           553                  6              87,500           53,000 (4)
W. Nicholas Thorndike        580                228              87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $512              $161              $87,500         $176,000 (4)
Hans H. Estin                508               501               87,500          175,000
John A. Hill                 509               188               87,500          175,000 (4)
Ronald J. Jackson            512                35               87,500          176,000 (4)
Paul L. Joskow (5)            --                --               87,500           25,500
Elizabeth T. Kennan          507               315               87,500          174,000
Lawrence J. Lasser           502               236               87,500          172,000
John H. Mullin, III (5)       --                --               87,500           25,500
Robert E. Patterson          512               150               87,500          176,000
Donald S. Perkins            512               545               87,500          176,000
William F. Pounds (6)        524               522               98,000          201,000
George Putnam                510               575               87,500          175,000
George Putnam, III           507                99               87,500          174,000
A.J.C. Smith                 497               336               87,500          170,000
W. Thomas Stephens            --                --               87,500           53,000 (4)
W. Nicholas Thorndike        512               452               87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.
PUTNAM MANAGED MUNICIPAL INCOME TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter            $952             $341              $87,500         $176,000 (4)
Hans H. Estin                 944            1,094               87,500          175,000
John A. Hill (4)              947              409               87,500          175,000
Ronald J. Jackson (4)         952               63               87,500          176,000
Paul L. Joskow (5)             --               --               87,500           25,500
Elizabeth T. Kennan           943              702               87,500          174,000
Lawrence J. Lasser            933              526               87,500          172,000
John H. Mullin, III (5)        --               --               87,500           25,500
Robert E. Patterson           952              328               87,500          176,000
Donald S. Perkins             952            1,190               87,500          176,000
William F. Pounds (6)       1,070            1,127               98,000          201,000
George Putnam                 943            1,255               87,500          175,000
George Putnam, III            943              216               87,500          174,000
A.J.C. Smith                  925              732               87,500          170,000
W. Thomas Stephens             --               --               87,500           53,000 (4)
W. Nicholas Thorndike         952            1,008               87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
       Deferral Plan. The total amounts of deferred compensation payable by the fund to Messrs. Hill and Jackson as of October 31, 1997 were $3,716 and $1,684, respectively, including income earned on such amounts.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $636              $138              $87,500         $176,000 (4)
Hans H. Estin                597               310               87,500          175,000
John A. Hill                 591               116               87,500          175,000 (4)
Ronald J. Jackson            626                65               87,500          176,000 (4)
Paul L. Joskow (5)           298                 4               87,500           25,500
Elizabeth T. Kennan          624               164               87,500          174,000
Lawrence J. Lasser           584               122               87,500          172,000
John H. Mullin, III (5)      298                 7               87,500           25,500
Robert E. Patterson          594                94               87,500          176,000
Donald S. Perkins            597               336               87,500          176,000
William F. Pounds (6)        646               348               98,000          201,000
George Putnam                592               354               87,500          175,000
George Putnam, III           593                62               87,500          174,000
A.J.C. Smith                 587                10               87,500          170,000
W. Thomas Stephens           305                 6               87,500           53,000 (4)
W. Nicholas Thorndike        597               234               87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $492              $107              $87,500         $176,000 (4)
Hans H. Estin                462               241               87,500          175,000
John A. Hill                 457                91               87,500          175,000 (4)
Ronald J. Jackson            484                50               87,500          176,000 (4)
Paul L. Joskow (5)           227                 3               87,500           25,500
Elizabeth T. Kennan          483               127               87,500          174,000
Lawrence J. Lasser           452                95               87,500          172,000
John H. Mullin, III (5)      227                 5               87,500           25,500
Robert E. Patterson          460                72               87,500          176,000
Donald S. Perkins            462               261               87,500          176,000
William F. Pounds (6)        470               271               98,000          201,000
George Putnam                458               276               87,500          175,000
George Putnam, III           459                48               87,500          174,000
A.J.C. Smith                 455               162               87,500          170,000
W. Thomas Stephens           232                 5               87,500           53,000 (4)
W. Nicholas Thorndike        462               182               87,500          176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.
       Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6) Includes additional compensation for service as Vice Chairman of the Putnam funds.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page 40.

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is, except for a minority stake owned by employees, in turn owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokerage, consulting, and investment management businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, has been selected by the Trustees as the independent auditors of Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust for their current fiscal years.

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam New York Investment Grade Municipal Trust for their current fiscal years.

Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees. A representative of each of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund.

In November, 1997, the partners of Coopers & Lybrand L.L.P. and
Price Waterhouse LLP voted to approve the merger of their practices worldwide. Coopers & Lybrand L.L.P. and Price
Waterhouse LLP expect the merger, which is subject to approval by the regulators, to become effective in mid 1998.

3.     AMENDING YOUR FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
       WITH RESPECT TO MAKING LOANS

The Trustees are recommending that your fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to clarify that the fund is permitted to participate in a proposed "interfund lending program". The current restriction of each fund states that the fund may not:

       "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed fundamental investment restriction for your fund is set forth below.

       "The fund may not ...

       Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."
If the proposal is approved, your fund would be able to participate in an interfund lending program that would allow the fund, through a master loan agreement, from time to time to lend available cash to other Putnam funds to meet such funds' temporary or emergency borrowing needs. By the terms of the program, a borrowing fund would be obligated to repay a lending fund. As such, the lending fund could be viewed in such a circumstance as effectively "purchasing" a debt obligation of such a borrowing fund. A fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, a fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Since the Putnam funds may be considered affiliated parties, interfund lending may be prohibited by the Investment Company Act of 1940 and would be implemented only upon receipt of an exemptive order of the Securities and Exchange Commission.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of the Common Shares and the Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.
The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the proposal to amend the fund's fundamental investment restriction with respect to making loans, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that the meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.
Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for the fee listed below, plus reasonable out-of-pocket expenses for mailing and phone costs.

Putnam California Investment Grade Municipal Trust      $2,500
Putnam High Yield Municipal Trust                       $3,000
Putnam Investment Grade Municipal Trust                 $3,000
Putnam Investment Grade Municipal Trust II              $3,000
Putnam Investment Grade Municipal Trust III             $2,500
Putnam Managed Municipal Income Trust                   $5,000
Putnam Municipal Opportunities Trust                    $3,000
Putnam New York Investment Grade Municipal Trust        $2,500

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that each fund's next annual meeting of shareholders will be held in October 1999. Shareholder proposals must be received by your fund before March 22, 1999, to be included in your fund's proxy statement for the next annual meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request, without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Jackson, Perkins (without vote), Putnam, III (without vote), Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Joskow, Mullin, Patterson, Stephens and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

Putnam California Investment Grade Municipal Trust
                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
William H. Reeves* (54)      Vice President             1995
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam High Yield Municipal Trust

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Blake E. Anderson* (41)      Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam Investment Grade Municipal Trust

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Richard P. Wyke* (42)        Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam Investment Grade Municipal Trust II

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Richard P. Wyke* (42)        Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam Investment Grade Municipal Trust III

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Richard P. Wyke* (42)        Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds

Putnam Managed Municipal Income Trust

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Richard P. Wyke* (42)        Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam Municipal Opportunities Trust

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
Blake E. Anderson* (41)      Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds

Putnam New York Investment Grade Municipal Trust

                                                        Year
first
                                                        elected
to
Name (age)                   Office                     office
-----------------------------------------------------------------
--
Charles E. Porter (59)       Executive Vice President   1989
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer             1989
Gordon H. Silver (51)        Vice President             1990
Ian C. Ferguson (41)         Vice President             1997
William J. Curtin (38)       Vice President             1996
Jerome J. Jacobs (39)        Vice President             1996
William N. Shiebler** (56)   Vice President             1991
John R. Verani (59)          Vice President             1989
Beverly Marcus (54)          Clerk                      1989
-----------------------------------------------------------------
--
*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of July 3, 1998

Net assets:

Putnam California Investment Grade                            $
 Municipal Trust
Putnam High Yield Municipal Trust                             $
Putnam Investment Grade Municipal Trust                       $
Putnam Investment Grade Municipal Trust II                    $
Putnam Investment Grade Municipal Trust III                   $
Putnam Managed Municipal Income Trust                         $
Putnam Municipal Opportunities Trust                          $
Putnam New York Investment Grade                              $
 Municipal Trust

Common shares outstanding and authorized to vote:

Putnam California Investment Grade
 Municipal Trust
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade
 Municipal Trust

Preferred shares outstanding and authorized to vote:

Putnam California Investment Grade
 Municipal Trust
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade
 Municipal Trust

5% beneficial ownership as of June 30, 1998 (Common shares):

Putnam California Investment Grade
 Municipal Trust
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade
 Municipal Trust

5% beneficial ownership as of June 30, 1998 (Preferred shares):

Putnam California Investment Grade
 Municipal Trust
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade
 Municipal Trust
PUTNAMINVESTMENTS

       The Putnam Funds
       One Post Office Square
       Boston, Massachusetts 02109
       Toll-free 1-800-225-1581

PUTNAMINVESTMENTS                                             Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

        PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam California Investment Grade Municipal Trust (Common
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

        PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam California Investment Grade Municipal Trust (Preferred
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                PUTNAM HIGH YIELD MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam High Yield Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                PUTNAM HIGH YIELD MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam High Yield Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------


PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

             PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

             PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

            PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust II (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

            PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust II (Preferred
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

           PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust III (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

           PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Investment Grade Municipal Trust III (Preferred
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

              PUTNAM MANAGED MUNICIPAL INCOME TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Managed Municipal Income Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

              PUTNAM MANAGED MUNICIPAL INCOME TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Managed Municipal Income Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

               PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Municipal Opportunities Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

               PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam Municipal Opportunities Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Coopers & Lybrand L.L.P.
         as the independent auditors
         of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

         PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam New York Investment Grade Municipal Trust (Common
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

         PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Proxy for a meeting of shareholders to be held on October 1, 1998 for Putnam New York Investment Grade Municipal Trust (Preferred
Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 1, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.     Proposal to elect Trustees
       The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

       To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

       ----------------------------------------------------------
       --

/  /   WITHHOLD authority to vote for all nominees

                                    FOR     AGAINST    ABSTAIN

2.       Proposal to ratify        /  /     /  /          /  /
         the selection of
         Price Waterhouse LLP
         as the independent
         auditors of your fund.

3.                                  Approve an amendment  /  /
                                    /  /             /  /
         to the fund's funda-
         mental investment
         restriction with
         respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------